Other Non-current Assets	6 Months Ended
Jun. 30, 2025
Other Non-Current Assets [Abstract]
OTHER NON-CURRENT ASSETS
7.	OTHER NON-CURRENT ASSETS

Other non-current assets, consisted of the following:

	As of December 31,	As of June 30,
	2024	2025
Other cloud infrastructure	$11,458	$11,675
Prepaid expense for cloud infrastructure support	-	5,429
Less: accumulated amortization	-	(452)
Other non-current assets, net	$11,458	$16,652

(i)	Other non-current assets primarily consisted of other cloud infrastructure under construction, which was not available for use as of June 30, 2025 and expected to be completed in the first quarter of 2026.

(ii)	In the first half of 2025, the Group paid RMB38.9 million (approximately $5.4 million) for cloud infrastructure support, which would be amortized over 3 years based on the service agreements. For the six months ended June 30, 2024 and 2025, amortization expense was nil and $447.